UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

POWIN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20550 SW 115th Ave. Tualatin, OR      97062

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (503) 598-6659

6975 SW Sandburg Rd. Suite 326, Tigard, OR 97223

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8. 01

Other Events

On June 1,  2011, the Company issued a press release announcing the opening of its new corporate headquarters in Tualatin, Oregon.

A copy of the press release is incorporated by reference and filed as Exhibit 99.1 to this report.

Section 9- Financial Statements and Exhibits

Item    9.01

 Exhibits

Exhibit No.

Description

99.1

Press Release dated June 1, 2011.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN CORPORATION

Dated: June 1, 2011

By: /s/ Joseph Lu

   Chief Executive Officer